SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           Biomasse International Inc.
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             (Exact name of registrant as specified in its charter)
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          Florida                                        65-0909206
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

721 S.E. 17th Street, Suite 200, Fort Lauderdale, Florida             33316
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(Address of principal executive offices)                            (Zip Code)

         If this form relates to the registration of a class of securities to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [__]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

         Securities Act registration statement file number to which this form relates: 33-48480 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class        Name of each exchange on which
to be so registered        each class is to be registered

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Securities to be registered pursuant to Section 12(g) of the Act:

                              Class B Common Stock
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                                (Title of Class)

Item 1.

         A description of the securities is incorporated by reference herein from a Registration Statement on Form SB-2 filed October 24, 2000 (Registration No. 333-48480).

Item 2.

         Copies of instruments defining the rights of the holders of each class of securities is incorporated by reference herein from a Registration Statement on Form SB-2 filed October 24, 2000 (Registration No. 333-48480).

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant) Biomasse International Inc.
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Date: April 27, 2001
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By /s/ Benoit Dufresne
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   Benoit Dufresne, President